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                                     EXHIBIT 1.5

                                 ARTHUR ANDERSEN LLP

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-60515 for Hartford Life Insurance Company ICMG Registered Variable Life Separate Account A on Form S-6.


                                                /s/ Arthur Andersen LLP

Hartford, Connecticut
April 12, 1999